UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-22684

DAXOR CORPORATION

(Exact name of registrant as specified in charter)

350 Fifth Avenue

Suite 4740

New York, NY 10118

(Address of principal executive offices) (Zip code)

Michael Feldschuh

350 Fifth Avenue

Suite 4740

New York, NY 10118

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-212-330-8500

DATE OF FISCAL YEAR END: DECEMBER 31

DATE OF REPORTING PERIOD: JANUARY 1, 2017 to DECEMBER 31, 2017

Item 1. Report to Shareholders

Daxor Corporation

Financial Statements
For the Period Ended
December 31, 2017

ITEM 1

Daxor Corporation

February 27, 2018

Dear Fellow Shareholder:

Daxor Corporation is an investment company with medical instrumentation and biotechnology operations. We have attached a report of our portfolio holdings and investment activity for the year ended December 31, 2017. Please review this information carefully. Daxor has been reporting as an investment company under the Investment Company Act of 1940 since January 1, 2012.

Daxor has been actively engaged in a program of increasing operating efficiency and efforts to focus its marketing and sales efforts in its operating division on it key products in the blood volume measurement field. The year over year loss of the operating company has fallen while our kit sales have risen, reflecting the increasing value of our technology and marketing efforts. In the area of cardiology usage, our sales have risen over 25% year over year driven by increasing awareness of the value of blood volume analysis to improve heart failure outcomes through reduced mortality and reduced readmissions.

Management believes strongly that the technology of the operating company is significantly superior to current medical practices for detecting blood volume derangements and with proper physician education and outreach the adoption of our device should grow significantly. In addition to the company’s own sales force, management also seeks to grow the business through strategic partnerships with other health care companies. Daxor continues to invest in further research and development as has an active development program focused on the next generation of our products. The company has filed new patents relating to its key technology of blood volume measurement and has an active R&D pipeline that is set for further innovations in 2018. Years of efforts in this area are bearing fruit in the form of both intellectual property and next generation design for our technologies which promise to make our product faster, easier, and more valuable to clinicians.

The company also continues to explore the possibility of partnering with another company with the appropriate scientific expertise and financial assets to begin a more aggressive marketing program even as we have our own development underway. Management believes the potential benefits for an acquiring or partnering company are significant because of our intellectual property as well as the technologic superiority of our device paired with our growing patent portfolio.

The Company’s investment policy is to maintain a minimum of 80% of its portfolio in electric utilities (currently 84.7%). The Board of Directors has authorized this minimum to be temporarily lowered to 70% when management deems it to be necessary or advisable. Investments in non-utility stocks will generally not exceed 20% of the value of the portfolio. The company has benefited from the benign interest rate environment and dividends which have added to our bottom line, however a strong move in the long end of the yield curve represents a risk of loss to the company’s investment strategy. The company has written covered calls on some of its interest-bearing stocks; however this risk has not been completely removed by such hedging activity and year-end market volatility relating to interest rate uncertainty continues to be a driver of portfolio profit and loss swings.

The Company also engages in the short selling of stock and uncovered calls. When this occurs, the short position is marked to market, and this adjustment is recorded as an unrealized gain or loss in the statement of operations. The Company uses historical cost to determine all gains and losses. The fair market value is readily obtainable because all of the Company’s marketable securities are classified as Level 1.

1

The Company also uses options as follows in order to increase yearly investment income:

a)	The use of “Call” Options. Covered options can be sold up to a maximum of 20% of the value of the portfolio. This provides extra income in addition to dividends received from the Company’s investments. The risk of this strategy is that investments may be called away, which the Company may have preferred to retain. Therefore, a limitation of 20% is placed on the amount of stock on which options can be written. The amount of the portfolio on which options are actually written is usually between 3-10% of the portfolio. The historical turnover of the portfolio is such that the average holding period is in excess of ten years for our securities.

b)	The use of “Put” options. Put options are written on stocks which the Company is willing to purchase. While the Company does not have a high rate of turnover in its portfolio, there is some turnover; for example, due to preferred stocks being called back by the issuing Company, or stocks being called away because call options have been written. If the stock does not go below the put exercise price, the Company records the proceeds from the sale as income. If the put is exercised, the cost basis is reduced by the proceeds received from the sale of the put option. There may be occasions where the cost basis of the stock is lower than the market price at the time the option is exercised.

c)	Speculative Short Sales/Short Options. The Company normally limits its speculative transactions to no more than 15% of the value of the portfolio. The Company may sell uncovered calls on certain stocks. If the stock price does not rise to the price of the call, the option is not exercised and the Company records the proceeds from the sale of the call as income. If the call is exercised, the Company will have a short position in the related stock. The Company then has the choice of covering the short position, or selling a put against it. If the put is exercised, then the short position is covered. The Company’s current accounting policy is to mark to market at the end of each quarter any short positions and include it in the income statement. While the Company may have speculative positions equal to 15% of its accounts, in actual practice the net short stock positions usually account for less than 10% of the assets of the Company.

Daxor has been reporting as an investment company under the Investment Company Act of 1940 since January 1, 2012.

At December 31, 2017, the Company had net assets of $13,757,621 or $3.68 per share versus net assets of $15,344,309 or $4.04 per share at December 31, 2016. The Company had net dividend income of $533,846, net realized gains from investments of $476,911, net realized gains from options of $342,109, and a net change in the unrealized appreciation on investments, options and securities borrowed of $722,438. These amounts were offset by realized losses on the sale of short positions of $690,627 and realized losses from the operating division of $2,140,866. The total realized and unrealized loss on investments and investment in operating division for the year ending on December 31, 2017 was $1,490,035.

The Company has focused primarily on its operating company operations and reduced its dependence on income from short term stock market investing from prior years but still generates considerable income from dividends received and covered options written. Because of its investing program, the SEC currently classifies Daxor as an investment company, and we understand why the SEC has required the Company to be designated as such, however our primary focus has always been on our operational objectives. The Company anticipates that as income from operations increases that it will, at a future time, request a change back to its previous designation as an operating company and report accordingly.

In addition to being selected by several clinical trials for inclusion as a metric of outcome in the past year and in future trials beginning in 2018, the company will seek to expand its use to further prove its value. The company has also seen remarkable research published using the BVA-100 device in the past year and anticipates that studies underway or in the planning stages will potentially yield more exciting research and clinical benefits from its use.

2

The strong trend of healthcare is toward individualized care and cost-effectiveness. Our instrument is a non-invasive, inexpensive, and rapid solution to the problem of how to accurately manage the fluid levels of patients, whether it is in the heart failure clinic or the ICU, and studies published and presented are proving just how exciting the potential for this approach is. Reducing mortality, lowering complications, reducing hospital resource use and length of stay with a non-invasive and 98% accurate test is achievable with our patented technology, and we are working hard to get that message out.

Any shareholder who is interested in learning more about our medical instrumentation and biotechnology operations should visit our website at www.daxor.com for more detailed information. We periodically issue press releases regarding research reports and placements of the BVA-100 Blood Volume Analyzer in hospitals.

Go Paperless with E-Delivery

In order to sign up for electronic delivery of shareholder reports and prospectuses, please send an email to info@daxor.com. If you do not hold your account directly with Daxor, please contact the firm that holds your account about electronic delivery.

Cordially Yours,

Michael Feldschuh

CEO and President

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Daxor Corporation

Schedule of Investments

December 31, 2017

	Shares	Fair Value
COMMON STOCKS (United States) - 87.41%

Banking - 0.50%
KeyCorp	3,400	$68,578

Investment Services - 0.01%
Motors Liquidation Company GUC Trust	100	$935

Materials - 2.91%
Direxion Daily Gold Miners Bull 3X ETF	2,925	$92,722
Enbridge Inc.	7,872	307,874
		$400,596

Utilities - 83.99%
Electric Utilities - 83.17%
American Electric Power Company, Inc.	5,000	367,850
Avangrid, Inc.	7,000	354,060
Avista Corporation	7,000	360,430
CenterPoint Energy, Inc.	1,000	28,360
Centrus Energy Corp.	1	4
CMS Energy Corporation	16,000	756,800
DTE Energy Company	16,700	1,827,982
Edison International	4,000	252,960
Entergy Corporation	5,500	447,645
Eversource Energy	20,000	1,263,600
Exelon Corporation	18,300	721,203
FirstEnergy Corp.	36,500	1,117,630
Great Plains Energy Incorporate	1,500	48,360
National Grid plc ADR	8,707	512,059
NiSource Inc.	19,000	487,730
PG&E Corporation	5,000	224,150
Pinnacle West Capital Corporation	3,000	255,540
PNM Resources, Inc.	31,800	1,286,310
WEC Energy Group, Inc.	1,128	74,933
Westar Energy, Inc.	14,500	765,600
Xcel Energy Inc.	6,000	288,660
		$11,441,866

Natural Gas Utilities - 0.82%
United States National Gas	5,625	32,794
Southwest Gas Holdings, Inc.	1,000	80,480
		$113,274

Total Utilities		$11,555,140

Total Common Stock (Cost $3,990,062) - 87.41%		$12,025,249

The accompanying notes are an integral part of these financial statements.

4

Daxor Corporation

Schedule of Investments (Continued)

December 31, 2017

	Shares	Fair Value
Preferred Stocks (United States) - 8.82%
Banking - 6.16%
Bank of America Corp 7.250% Series L	300	395,700
Barclays Bank PLC ADR, 8.125% Series 5 Callable	2,500	66,675
Deutsche Bank Contingent Capital Trust III Preferred, Div 7.60%	10,000	257,000
Goldman Sachs Group, 6.20 % Series B Callable	1,000	25,880
Wells Fargo Company, 8.00% Series J Non-Cumulative	4,000	102,600
		$847,855

Electric Utilities - 2.66%
Pacific Gas & Electric, 6% Series A	4,200	118,440
Pacific Gas & Electric, 5% Series D	1,000	24,150
Pacific Gas & Electric, 5% Series E	1,100	27,115
Southern California Edison, 4.32% Callable	5,500	132,550
Southern California Edison, 4.78% Callable	2,500	63,550
		$365,805

Total Preferred Stock (Cost $767,084) - 8.82%		$1,213,660

Total Investment in Securities (Cost $4,757,146) - 96.23%		$13,238,909
Investment in Operating Division (Cost $3,547,013)(United States) - 35.62%		$4,900,000

Receivable from Broker-Restricted Cash - 7.92%		$1,089,220

Other Assets - 0.60%		$83,049

Total Assets - 140.37%		$19,311,178
Total Liabilities - 40.37%		(5,553,557)
Net Assets - 100.00%		$13,757,621

The accompanying notes are an integral part of these financial statements.

5

Daxor Corporation
Schedule of Investments (Continued)
December 31, 2017

At December 31, 2017, the net unrealized appreciation on investment in securities, options and securities borrowed of $8,088,575 was composed of the following:

Net unrealized appreciation on investment in securities	$8,481,763
Net unrealized (depreciation) on securities borrowed	(387,285)
Net unrealized (depreciation) on options borrowed	(5,903)
Net unrealized appreciation on investment in securities, securities and options borrowed	$8,088,575

At December 31, 2017, the net unrealized appreciation on investment in operating division was composed of the following:

Net unrealized appreciation on investment in operating division	$1,352,987

Portfolio Analysis

December 31, 2017

Percentage
of Net Assets
Common Stock (United States)
Banking	0.50%
Investment Services	0.01%
Materials	2.91%
Electric Utilities	83.17%
Natural Gas Utilities	0.82%
Total Common Stock	87.41%

Preferred Stock (United States)
Banking	6.16%
Electric Utilities	2.66%
Total Preferred Stock	8.82%

Total Investment in Securities	96.23%

The accompanying notes are an integral part of these financial statements.

6

Daxor Corporation
Schedule of Investments (Continued)
December 31, 2017

	Number of Shares
	in	Fair Value of Short
	Short Position at	Position at
Name of Issuer	December 31, 2017	December 31, 2017
Securities Borrowed at Fair Value (United States) - (7.95%)
KB Home	(2,500)	$(79,875)
Simon Property Group, Inc.	(5,000)	(858,700)
Tesla, Inc.	(500)	(155,675)
Securities Borrowed at Fair Value (proceeds $706,965) - (7.95%)		$(1,094,250)

Restricted Cash - 7.92%		1,089,220

Net of Securities Borrowed at Fair Value, less Restricted Cash -( 0.04%)		$(5,030)

The accompanying notes are an integral part of these financial statements.

7

Daxor Corporation
Summary of Options
December 31, 2017

Open Options Written (United States) - (0.16%)

Call Options Written (United States) - (0.05%)

	NUMBER	STRIKE	EXPIRATION	FAIR
DESCRIPTION	OF UNITS	PRICE	DATE	VALUE
DTE Energy Company	(30)	115.00	1/19/2018	$(177)
Eversource Energy	(20)	65.00	1/19/2018	(285)
Exelon Corporation	(40)	43.00	1/19/2018	(200)
FirstEnergy Corp.	(25)	33.00	1/19/2018	(49)
Keycorp	(34)	19.00	3/16/2018	(5,543)
Total Call Options Written (proceeds $10,161)				$(6,254)

Put Options Written (United States - (0.11%)

	NUMBER	STRIKE	EXPIRATION	FAIR
DESCRIPTION	OF UNITS	PRICE	DATE	VALUE
General Electric Company	(25)	17.00	1/19/2018	$(455)
PG&E Corporation	(25)	50.00	3/16/2018	(14,653)
Simon Property Group, Inc.	(10)	145.00	1/19/2018	(75)
Total Put Options Written (proceeds $5,372)				$(15,183)
Total Call and Put Options Written (proceeds $15,533)				$(21,437)

Margin loans payable - (31.51%)				(4,334,552)

Securities borrowed at fair value (proceeds $706,965) - (7.95%)				(1,094,250)

Other Liabilities - (0.75%)				(103,318)

TOTAL LIABILITIES - (40.37%)				(5,553,557)

The accompanying notes are an integral part of these financial statements.

8

Daxor Corporation
Statement of Assets and Liabilities
December 31, 2017

Assets:
Investments in securities, at fair value (cost of $4,757,146)	$13,238,909
Investment in operating division, at fair value (cost of $3,547,013)	4,900,000
Receivables from brokers:
Restricted cash	1,089,220
Dividends receivable	45,269
Prepaid taxes	37,780
Total Assets	19,311,178
Liabilities:
Margin loans payable	4,334,552
Call and put options, at fair value (proceeds of $15,533)	21,437
Securities borrowed, at fair value (proceeds of $706,965)	1,094,250
Taxes payable	28,318
Accounts payable and accrued expenses	75,000
Total Liabilities	5,553,557

Net Assets	$13,757,621

Net Asset Value, (10,000,000 shares authorized, 5,316,530 issued and 3,737,049 shares outstanding of $0.01 par value capital stock outstanding)	$3.68
Net Assets consist of:
Capital paid in	$10,777,356
Undistributed net investment income	8,482,277
Unrealized net appreciation on investments, securities and options borrowed	9,464,617
Treasury Stock	(14,966,629)
Net Assets	$13,757,621

The accompanying notes are an integral part of these financial statements.

9

Daxor Corporation
Statement of Operations
For the Year Ended December 31, 2017

Investment Income:
Dividend income	$533,846
Other income	17,574
Total Investment Income	551,420

Expenses:
Investment administrative charges	120,992
Dividend expense	58,610
Professional fees	3,604
Transfer agent fees	20,481
Interest expense	72,974
Total Expenses	276,661

Net Investment Income	274,759

Realized and Unrealized Gain (Loss) on Investments and Other items:
Net realized gain from investments in securities	476,911
Net realized gain from options	342,109
Net realized loss from securities borrowed	(690,627)
Net change in unrealized appreciation on investments, options and securities borrowed	722,438
Net change in unrealized appreciation on operating division	(200,000)
Realized loss on investment in operating division	(2,140,866)
Net Realized and Unrealized Loss on Investments and Investment in Operating Division	(1,490,035)

Income Tax Expense	24,614

Net Decrease in Net Assets Resulting From Operations	$(1,239,890)

The accompanying notes are an integral part of these financial statements.

10

Daxor Corporation
Statement of Changes in Net Assets

For the Years Ended December 31, 2017 and December 31, 2016

	Year Ended December 31, 2017	Year Ended December 31, 2016
Decrease in Net Assets from Operations
Net investment income	$274,759	$128,335
Net realized gain from investments in securities	476,911	2,212,450
Net realized gain from options	342,109	270,210
Net realized loss from securities borrowed	(690,627)	(4,353)
Net change in unrealized appreciation on investments, options and securities borrowed	722,438	(348,368)
Net change in unrealized appreciation on operating division	(200,000)	1,552,988
Realized loss on investment in operating division	(2,140,866)	(2,343,886)
Income tax expense	(24,614)	(11,613)
Net Increase in Net Assets Resulting From Operations	(1,239,890)	1,455,763

Capital Share Transactions:
Cost of treasury stock purchased	(248,203)	(435,322)
Increase in net assets resulting from stock-based compensation	13,508	10,325
Net Decrease in Net Assets Resulting From Capital Share Transactions	(234,695)	(424,997)

Distributions to shareholders from:
Net investment income	(112,102)	(113,989)
Total Net Increase (Decrease) in Net Assets	(1,586,687)	916,777

Net Assets:

Beginning of Period	15,344,309	14,427,532

End of Period (including undistributed net investment income of $8,482,277 in 2017 and $10,379,762 in 2016 included in net assets)	$13,757,621	$15,344,309

The accompanying notes are an integral part of these financial statements.

11

Daxor Corporation
Statement of Cash Flows
For the Year Ended December 31, 2017

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(1,239,890)
Adjustment to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net realized gain from investments in securities	(476,911)
Net realized gain from options	(342,109)
Net realized loss from securities borrowed	690,627
Net change in unrealized appreciation on investments, options and securities borrowed	(722,438)
Net change in unrealized appreciation on operating division	200,000
Investment in/advances to operating division	(2,140,866)
Realized loss on operating division	2,140,866
Purchase of call and put options	(3,025)
Sale of call and put options	181,829
Purchases of securities	(344,053)
Proceeds from sales of securities	875,230
Proceeds from securities borrowed at fair value	985,942
Payments to cover securities borrowed at fair value	(2,532,647)
Changes in operating assets and liabilities:
Decrease in restricted cash	1,094,646
Decrease in receivable from broker	389,270
Decrease in dividends receivable	604
Increase in prepaid taxes	(4,598)
Increase in accounts payable	61,500
Stock based compensation	13,508
Net cash used in operating activities	(1,172,515)

Cash flows from financing activities
Proceeds from margin loan payable	2,981,138
Repayment of margin loan payable	(1,448,318)
Payment of dividend	(112,102)
Purchase of treasury stock	(248,203)
Net cash provided by financing activities	1,172,515

Net increase in cash	-
Cash at beginning of year	-
Cash at end of year	$-

Supplemental Disclosures of Cash Flow Information:

Cash paid during the period for:

Income Taxes	$4,500

Interest on margin loans payable	$73,149

The accompanying notes are an integral part of these financial statements.

12

Daxor Corporation
Financial Highlights

For the Years Ended December 31, 2017 and December 31, 2016

The table below sets forth financial data for weighted average shares of stock outstanding for each year and for one share of capital stock outstanding throughout the years presented.

The annual financial information will be included in the Company’s annual report to Shareholders, a copy of which is available at no charge on request by calling 1-212-330-8500.

	Year Ended December 31, 2017	Year Ended December 31, 2016
Net Asset Value Per Share, Beginning of Year	$4.04	$3.74

Income (loss) from operations:
Net investment income	0.07	0.03
Net realized and unrealized gain (loss) from investments, options and securities borrowed	0.23	0.56
Net realized and unrealized loss from operating division	(0.62)	(0.21)
Income tax (expense) benefit	-	-
Other	(0.01)	(0.05)
Total income (loss) from Investment Operations	(0.33)	0.33

Less:
Distributions to shareholders from net investment income	(0.03)	(0.03)

Increase (decrease) in Net Asset Value Per Share	(0.36)	0.30

Net Asset Value Per Share, End of Year	$3.68	$4.04

Market Price Per Share of Common Stock, Beginning of Year	$8.24	$7.60
Market Price Per Share of Common Stock, End of Year	4.57	8.24
Change in Price Per Share of Common Stock	$(3.67)	$0.64

Total Investment Return	(44.54)%	8.42%

Weighted Average Shares Outstanding	3,767,756	3,825,476

Ratios/Supplemental Data

Net assets, End of Year (in 000’s)	$13,758	$15,344

Ratio of total expenses to average net assets	1.90%	2.44%

Ratio of net investment income before income taxes to average net assets	1.89%	0.86%

Ratio of net investment (loss) income after income taxes to average net assets	1.72%	0.78%

Portfolio turnover rate	3.63%	7.59%

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation
Financial Highlights (continued)

For the Years Ended December 31, 2015, 2014 and 2013

		Year Ended
	Year Ended	December 31, 2014	Year Ended
	December 31, 2015	“restated”	December 31, 2013

Net Asset Value Per Share, Beginning of Year	$6.16	$6.45	$8.50

Income (loss) from operations:
Net investment income	0.11	0.23	1.26
Net realized and unrealized gain (loss) from investments, options and securities borrowed	(2.12)	(1.34)	(3.26)
Net realized and unrealized loss from operating division	-	-	-
Income tax (expense) benefit	(0.32)	0.87	-
Other	(0.05)	(0.02)	-
Total income (loss) from Investment Operations	(2.36)	(0.26)	(2.00)

Less:
Distributions to shareholders from net investment income	(0.04)	(0.03)	(0.05)

Increase (decrease) in Net Asset Value Per Share	(2.42)	(0.29)	(2.05)

Net Asset Value Per Share, End of Year	$3.74	$6.16	$6.45

Market Price Per Share of Common Stock, Beginning of Year	$6.80	$6.83	$7.62
Market Price Per Share of Common Stock, End of Year	7.60	6.98	6.83
Change in Price Per Share of Common Stock	$0.80	$0.15	$(0.79)

Total Investment Return (2015, 2014 only)	11.76%	2.20%	-

Total Return on Average Net Assets (2013 only)	-	-	(27.40)%

Weighted Average Shares Outstanding	3,921,697	4,040,242	4,114,591

Ratios/Supplemental Data

Net assets, End of Year (in 000’s)	$14,427	$24,580	$26,370

Ratio of total expenses to average net assets	3.06%	2.70%	2.04%

Ratio of net investment income before income taxes to average net assets	2.31%	3.63%	4.62%

Ratio of net investment (loss) income after income taxes to average net assets	(4.18)%	17.48%	16.86%

Portfolio turnover rate	7.43%	3.34%	8.90%

The accompanying notes are an integral part of these financial statements.

14

Daxor Corporation

Notes to Financial Statements

December 31, 2017

1. Organization and Investment Objective

Daxor Corporation (the “Company”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The Company’s investment goals, objectives and principal strategies are as follows:

1.	The Company’s investment goals and objectives are capital preservation, maintaining returns on capital with a high degree of safety and generating income from dividends and option sales to help offset operating losses from the Company’s Operating Division.

2.	In order to achieve these goals, the Company maintains a diversified securities portfolio comprised primarily of electric utility company common and preferred stocks. The Company also sells covered calls on portions of its portfolio and also sells puts on stocks it is willing to own. It also sells uncovered calls and may have net short positions in common stock up to 15% of the value of the portfolio. The net short position is the total fair market value of the Company’s short positions reduced by the amount due to the Company from the Brokers. If the amount due from the Broker is more than the fair market value of the short positions, the Company will have a net receivable from the Broker. The Company’s investment policy is to maintain a minimum of 80% of its portfolio in equity securities of utility companies. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when Company management deems it to be necessary. Investments in utilities are primarily in electric companies. Investments in non-utility stocks will generally not exceed 20% of the value of the portfolio.

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

Valuation of Investments

The Company carried its investments in securities at fair value and utilizes various methods to measure the fair value of its investments on a recurring basis. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

15

Daxor Corporation

Notes to Financial Statements

December 31, 2017

2. Significant Accounting Policies - (continued)

Level 1 —	Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —

Unobservable inputs for an asset or liability, to the extent relevant observable inputs are not available; representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in securities, securities borrowed and put and call options that are freely traded and are listed on a national securities exchange are valued at the last reported sales price on the last business day of the year; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

The Company establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and verifiable. At December 31, 2016 and at December 31, 2017, Level 3 investments consist solely of the Company’s investment in its wholly owned Operating Division at fair value. The Company’s Audit Committee oversees the valuation process of the Company’s Level 3 investments. The Audit Committee is comprised of members of the Company’s Board of Directors and is responsible for the valuation processes and procedures and evaluating the overall fairness and consistent application of the valuation policies. For this valuation process the Audit Committee meets semi-annually or as needed, and in conjunction with reports from an independent valuation company determines the valuations of the Company’s Level 3 investments. Valuations determined by the Audit Committee are required to be supported by the independent valuation company whose reports may include information such as market data, third-party pricing sources, industry accepted pricing models, counterparty prices, or other appropriate methods. On an annual basis, the Company engages the services of an independent valuation company to perform an independent review of the valuation of the Company’s investment in its wholly owned Operating Division, and may adjust its valuations based on the recommendations from the valuation firm.

16

Daxor Corporation
Notes to Financial Statements

December 31, 2017

Restricted Cash

The restricted cash is cash held at the brokers for collateral for securities borrowed at fair value.

Valuation of Derivative Instruments

The Company accounts for derivative instruments under FASB ASC 815, “Derivatives and Hedging,” which establishes accounting and reporting standards requiring that derivative instruments be recorded in the statements of financial condition at fair value. The changes in the fair values of derivatives are included in the statements of operations as a component of net realized and unrealized loss from investments.

Investment Transactions and Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on the basis of identifying the specific securities delivered. Dividend income and expense are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Expenses are recorded on an accrual basis.

Distributions

Net investment income and net realized gains are accumulated within the Company and used to pay expenses, to make additional investments or held in cash as a reserve and at the discretion of the Company, to pay dividends to shareholders.

Income Taxes

The Company accounts for income taxes under the provisions of FASB ASC 740, “Income Taxes.” This pronouncement requires recognition of deferred tax assets and liabilities for the estimated future tax consequences of events attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which the differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of changes in tax rates is recognized in the statement of operations in the period in which the enactment rate changes. Deferred tax assets and liabilities are reduced through the establishment of a valuation allowance at such time as, based on available evidence, it is more likely than not that the deferred tax assets will not be realized.

The Company accounts for uncertainties in income taxes under the provisions of FASB ASC 740-10-05, “Accounting for Uncertainties in Income Taxes” The ASC clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. The ASC prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The ASC provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

Treasury Stock

Treasury stock is recorded under the cost method and shown as a reduction of net assets.

17

Daxor Corporation

Notes to Financial Statements

December 31, 2017

3. Fair Value Measurements of Investments, Financial Instruments and Related Risks

The following tables summarize the inputs used as of December 31, 2017 for the Company’s assets and liabilities measured at fair value on a recurring basis at December 31, 2017, categorized by the above mentioned fair value hierarchy and also by denomination:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$12,025,249	$-	$-	$12,025,249
Preferred Stocks	1,213,660	-	-	1,213,660
Investment in Operating Division	-	-	4,900,000	4,900,000
Total	$13,238,909	$-	$4,900,000	$18,138,909

Liabilities	Level 1	Level 2	Level 3	Total
Securities borrowed at fair value	$1,094,250	-	-	$1,094,250
Call and Put Options	$21,437	$-	$-	$21,437

Purchased call and put options: When the Company purchases an option, an amount equal to the premium paid by the Company is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Company realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

Written call and put options: When the Company writes (sells) an option, an amount equal to the premium received by the Company is recorded as an obligation on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the written option. If the written option expires, the Company realizes a gain equal to the amount of premium received. When an instrument is purchased or sold through the exercise of an option, the related premium received is adjusted to the basis of the instrument acquired or the instrument sold. The risk associated with writing options is based on the difference between the strike price of the option and current market price of the underlying security less premium received. See Note 7 for further discussion of Investment and Market Risk Factors and risks of written call and put options.

Securities borrowed: The Company sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the Company records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. The Company records a realized gain or loss when a short position is closed out. By entering into short sales, the Company bears the market risk of increases in the value of the security sold short in excess of the proceeds received. Possible losses from short sales differ from losses that could be incurred from purchases of securities because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. See Note 1 regarding the Company’s investment goals and its use of covered positions and Note 7 for further discussion of Investment and Market Risk Factors.

During the year ended December 31, 2017, the Company realized proceeds of $875,230 from the sale of investment securities and $181,829 from writing call and put options. During the same period, the Company spent $344,053 to purchase investment securities and $3,025 to purchase call and put options.

18

Daxor Corporation
Notes to Financial Statements

December 31, 2017

The following table is a reconciliation of the beginning and ending balances for the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (level 3) during the period ended December 31, 2017:

Balance at
December 31, 2017
Balance, December 31, 2016	$5,100,000
Net change in unrealized appreciation on operating division	(200,000)
Investment in/advances to operating division	2,140,866
Realized loss on investment in operating division	(2,140,866)
Balance, December 31, 2017	$4,900,000

The Company’s Level 3 asset consists of its investment in its wholly owned Operating Division at fair value and requires significant judgment due to the absence of quoted market prices, inherent lack of liquidity, heavy reliance on Level 3 inputs, and the long-term nature of such investments. Since its inception, the Operating Division has not generated significant revenue and has incurred substantial operating losses. Due to these substantial losses, the Operating Division has been completely dependent on funding from the Company to sustain its operations. Investment in Operating Division is primarily located in Oak Ridge, Tennessee and was initially valued at transaction value for identified assets (property and equipment, land, buildings and laboratory equipment), less accumulated depreciation adjusted for investment in/advances to operating division, business operations and activity and realized losses. Based on Company initiatives during 2016 related to potential partnerships, joint ventures, product development, marketing and other operations of the Operating Division, the Company hired an independent valuation company to perform a valuation of the Operating Division. The independent valuation company updated the initial 2016 valuations at December 31, 2017 using the Income Approach and Market Approaches as defined in SFAS 157 (ASC 820). Based on the valuation approaches, the valuation ranges were $4,500,000 to $5,300,000 for the Income Approach. In determining the Income Approach value range the Gordon Growth Model valuation technique was used with a discount rate of 20.5% and long-term growth rate of 3.0%. Significant increases (decreases) in these unobservable inputs in isolation could result in significant changes in fair value measurements. The Income Approach was weighted 100% given the current financial performance and expectations as to longer-term revenue growth and profitability resulting in a midpoint of value range of $4,900,000.

4. Derivative Instruments

The Company writes call and put options in order to generate additional investment income as part of its investment strategy. In the opinion of management, the use of financial derivative instruments in its investment program is appropriate and customary for the investment strategies employed reducing certain investment risks.

19

Daxor Corporation

Notes to Financial Statements

December 31, 2017

4. Derivative Instruments - (continued)

The following table summarizes the Company’s activity in call and put options for the period ended December 31, 2017.

Total Proceeds Received on open positions at 01/01/17	Sale of Options from 01/01/17-12/31/17	Expirations, Purchases and Assignments of Options from 01/01/17-12/31/17	Proceeds Received on open positions at 12/31/17	Market Value at 12/31/17	Unrealized Loss at 12/31/17
$314,362	$181,829	$480,658	$15,533	$21,437	$(5,903)

The derivatives are shown at market value of $21,437 on the Statement of Assets and Liabilities at December 31, 2017 as “Call and Put Options.”

The following table summarizes the value of all derivatives as reported on the Statement of Assets and Liabilities at December 31, 2017:

Description	Market Value	Proceeds	Net Gain (Loss)	Unrealized Gain	Unrealized (Loss)
Call Options	$6,254	$10,161	$3,907	$6,225	$(2,317)
Put Options	15,183	5,372	(9,811)	1,486	(11,297)
Total Options	$21,437	$15,533	$(5,903)	$7,711	$(13,614)

For the period ended December 31, 2017, the Company recorded a realized gain of $342,109 on call and put options and a net unrealized loss of $67,574 on call and put options.

5. Income Taxes

The net income tax expense for the year ended December 31, 2017 is comprised of the following:

State and Local Franchise Taxes	$22,117
Foreign Tax Withheld on Dividends	2,497
Total current income tax expense	24,614
Deferred income tax expense	-
Net income tax expense	$24,614

The Company has a net operating loss carry forward of approximately $14,384,000 which will begin to expire in 2033. The Company also has a capital loss carry forward of approximately $2,227,000 which will expire in 2020.

At December 31, 2017, the Company had no material unrecognized tax benefits and no adjustments to liabilities or operations were required. The Company does not expect that its unrecognized tax benefits will materially increase within the next twelve months. The Company recognizes interest and penalties related to uncertain tax positions in investment administrative expenses. As of December 31, 2017, the Company has not recorded any provisions for accrued interest and penalties related to uncertain tax positions.

20

Daxor Corporation

Notes to Financial Statements

December 31, 2017

5. Income Taxes - (continued)

In certain cases, the Company’s uncertain tax positions are related to tax years that remain subject to examination by the relevant tax authorities. The Company files federal, state and local income tax returns in jurisdictions with varying statutes of limitations. The 2012 through 2016 tax years generally remain subject to examination by federal, state and local tax authorities.

Under Internal revenue code section 542, a company is defined as a Personal Holding Company (“PHC”) if it meets both an ownership test and an income test. The ownership test is met if a company has five or fewer shareholders that own more than 50% of the company, which is applicable to Daxor. The income test is met if PHC income items such as dividends, interest and rents exceed 60% of adjusted ordinary gross income. Adjusted ordinary income is defined as all items of income except capital gains. For the year ended December 31, 2017, more than 60% of Daxor’s adjusted gross income came from items defined as PHC income.

Determining the PHC tax liability requires computing Daxor’s “undistributed PHC income” and taxing such PHC income at the statutory rate of 20%. Undistributed PHC income is current year taxable income of the Company, exclusive of the net operating loss carry forward deduction that is allowed for regular tax purposes. The Company incurred no liability for PHC for the year ended December 31, 2017 due to the net operating losses applied to realized gains incurred during the year.

Computed expected provision at statutory rates	(34.0)%
Valuation allowance	32.5%
Dividend received deduction	4.5%
State franchise taxes	(0.2)%
Non-deductible and other items	(2.8)%
Effective income tax rate	0%

The Company is currently being audited by the New York State Department of Finance. Certain allocation percentages are being audited for the years ended December 31, 2012 and 2013. Since the audit has not been completed, the Company cannot determine if any additional taxes, interest and penalties will be assessed.

The Company settled the audit of certain allocation percentages by the New York City Department of Finance for the years ended December 31, 2012 and 2013. The additional taxes and interest assessed was $4,196 and $1,487 respectively. There was no penalty assessment.

6. Deferred Income Taxes

Deferred income taxes result from differences in the recognition of gains and losses on marketable securities; stock options and mark to market on short positions, as well as from carry forwards of the Company’s net operating losses of approximately $14,384,000, net capital losses of approximately $2,227,000 and tax credits of $886,600 for tax purposes.

21

Daxor Corporation

Notes to Financial Statements

December 31, 2017

6. Deferred Income Taxes - (continued)

The significant components of deferred tax assets and liabilities are reflected in the following table:

Fair value adjustment for available-for-sale securities	$(1,781,170)
Unrealized losses on short positions	82,569
Unrealized loss on investment in operating division	42,000
Net operating loss-carry forward	3,020,605
Net capital loss-carry forward	440,764
Business tax credits carried forward	886,603
AMTcredits carried forward	353,986
Fixed Assets	(37,063)
Others	15,385
Deferred Income Tax Available for use	$3,023,679
Valuation allowance	(3,023,679)
Net Deferred Tax Asset	-

Realization of deferred tax assets is dependent on future earnings. Due to the uncertainty of the realization of its net deferred tax assets, the Company has provided a valuation allowance. In assessing the potential to realize the deferred tax asset, management considers whether it is more likely than not that some or perhaps all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which these temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making their assessment. The Company recorded a valuation allowance of $3,023,679 at December 31, 2017. The operating loss carry forwards begin to expire in 2033 and the capital loss carry forwards expire in 2020. If the Company becomes profitable before the expiration of the loss carry forwards, it would have the ability to utilize them in order to offset any taxable income.

On December 22, 2017, “H.R.1”, “Tax Cuts and Jobs Act”, was signed into law. Among other items, H.R. 1 reduces the federal corporate rate to 21% from the existing maximum rate of 35%, effective January 1, 2018. As a result, the Company revalued its net deferred tax valuation allowance at the new lower rate. The valuation allowance decreased from December 31, 2016 to December 31, 2017 by $782,744.

7. Investment and Market Risk Factors

The Company’s enters into investments in securities, call and put options and securities borrowed and/or financial instruments that may have off balance sheet risks, where the potential loss due to changes in the market (market risk), failure of counterparty to perform on the transaction risk (credit risk) and other risk elements, such as interest rate risk, exceeds the value and/or obligations of such financial instruments. It is the Company’s general policy to mitigate such risks by transacting with established counterparties. The main counterparties that the Company transacts with and custodies investment assets at are UBS and TD Ameritrade (“Brokers”).

The Company investments in securities arise from investments in long common and preferred stocks, selling common stocks short and transacting in put and call (naked and covered) options. These investments are subject to equity risks of increases and decreases in market exchange prices such as on the NASDAQ.

22

Daxor Corporation

Notes to Financial Statements

December 31, 2017

7. Investment and Market Risk Factors - (continued)

The Company is subject to certain inherent risks arising from its investing activities of selling securities short and writing put and call options. Selling securities short creates an obligation to purchase the securities at an unknown future date, subject to the Company’s discretion, at the then prevailing future market prices. Securities borrowed create the risk that the ultimate obligation may exceed the liability reflected in these financial statements.

The Company collects premiums and the opportunity to create option premium income when writing put and call options if the options expire out-of-the-money. Writing put and call options gives the option buyer the right to exercise the option against the option writer. Writing put options obligates the writer to purchase the stock at the strike price if the stocks’ current market price is below the strike price prior to expiration of the put option. The potential loss in writing a put option is the strike price less the premium collected if the stock price falls to zero. Writing call options obligates the writer to sell the stock at the strike price if the stock’s current market price is greater than the strike price prior to expiration of the call option. The potential loss in writing a naked call option is unlimited as the rise of a stock price is unlimited. The potential loss in writing a covered call is limited to the strike price less the cost of the underlying security the Company holds in the portfolio. The Company endeavors to write covered calls but may also write naked calls.

Due from brokers, restricted cash and margin loans payable reflect accounts with the Company’s Brokers. Due from broker represents amounts receivable from brokers that are available for investing but have not been invested. Restricted cash represents proceeds from sales of securities borrowed and the change in market values of the securities borrowed. Restricted cash is collateral for securities borrowed and is not available for investing, leveraging or margining. Margin loan payable represents obligations to the Brokers for leveraging investments in securities. Investments in securities are collateral for the margin loan payable. The Company does not have the right of setoff nor netting agreements between brokers.

The Company’s investments may be subject to changes in interest rates as they may affect equity and option markets. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

The Company is subject to volatility risk which refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Legal, tax and regulatory changes continue to occur in the United States and globally, additionally, regulatory environments, as a whole, continue to evolve and change. The effect of any future legal, tax and/or regulatory changes are unknown and could be substantial and adverse.

8. Related Party Transactions

The Company reported $120,992 of investment administrative charges on the Statement of Operations for the period ended December 31, 2017. These charges represent a portion of the payroll and related expenses of three employees of the Operating Division for services performed for the Company. The Company purchased from the Joseph Feldschuh estate 45,000 shares of Company Stock at a discounted rate of $3.30 per share or $148,500.

23

Daxor Corporation

Notes to Financial Statements

December 31, 2017

9. Margin Loans

The Company has total margin loans payable at December 31, 2017 of $4,334,552. These loans are secured by the Company’s investments in marketable securities. The interest expense on the margin loans for the period ended December 31, 2017 was $72,794. The ability of the Company to incur margin debt at any given time is based on the current amount outstanding and the market value of the portfolio of marketable securities. There are no set repayment terms for any of the Company’s margin loans.

The following table summarizes the margin loan activity for the period ended December 31, 2017:

Balance at 12/31/17	Weighted average interest rate at 12/31/17	Maximum amount outstanding during the period	Average amount outstanding during the period	Weighted average interest rate during the period
$4,334,552	2.25%	$4,406,117	$3,726,196	1.84%

10. Capital Stock

At December 31, 2017, there were 10,000,000 shares of $0.01 par value capital stock authorized. The paid in capital of $10,777,356 at December 31, 2017 consists of the following amounts:

Additional Paid in Capital in excess of par value of common stock	$10,724,190
Common Stock	53,166
Total Paid in Capital	$10,777,356

11. Treasury Stock

The Company’s Board of Directors from time to time has authorized the repurchase of shares of the Company’s common stock in the open market usually as funds are available and if the stock is trading at a price which management feels is undervalued. During the year ended December 31, 2017, the Company repurchased in the open market 16,414 shares at a total cost of $99,703. In addition, The company purchased from the Joseph Feldschuh estate 45,000 shares at a discounted rate of $3.30 per share or $148,500. During the year ended December 31, 2016, the Company repurchased 54,025 shares at a total cost of $435,322. Treasury stock at December 31, 2017:

Treasury Stock at repurchase price	$14,966,629
Treasury Stock shares	1,579,481

12. Dividends

In 2008, management instituted a policy of paying dividends when funds are available. The Company declared a dividend of $0.03 per share on December 20, 2017 payable on January 12, 2018. The total dividends paid amounted to $112,012 for the year ended December 31, 2017.

24

Daxor Corporation

Notes to Financial Statements

December 31, 2017

13. Stock Options

In June 2004, the Company created the 2004 Stock Option Plan in an effort to provide incentive to employees, officers, agents, consultants, and independent contractors through proprietary interest. The Board of Directors shall act as the Plan Administrator, and may issue these options at its discretion. The maximum number of shares that may be issued under this Plan is 200,000 or 5% of the Company’s outstanding shares, whichever is greater. Under the provisions of the Option Plan, the exercise price of any stock options issued is a minimum of 110% of the closing market price of the Company’s stock on the grant date of the option. Prior to June 2004, the Company issued options to various employees under the previous Stock Option Plan that was also administered by the Board of Directors. All issuances have varying vesting and expiration timelines. As at December 31, 2017, 95,215 options were outstanding and 34,336 were exercisable.

At December 31, 2017, there was $45,704 of unvested stock-based compensation expense to recognize. The Company recognized $13,508 of share-based compensation expense in the Statement of Operations for the year ended December 31, 2017. The aggregate intrinsic value at December 31, 2017 was $0 and was calculated based on the difference between the closing market price of the Company’s common stock and the exercise price of the underlying options.

To calculate the option-based compensation, the Company used the Black-Scholes option-pricing model. The Company’s determination of fair value of option-based awards on the date of grant using the Black-Scholes model is affected by the Company’s stock price as well as assumptions regarding a number of subjective variables. These variables include, but are not limited to, the Company’s expected stock price volatility over the term of the awards, risk-free interest rate, and the expected life of the options. The risk-free interest rate is based on a treasury instrument whose term is consistent with the expected life of the stock options. The expected volatility, holding period, and forfeitures of options are based on historical experience.

In 2017, 52,000 stock options were issued to employees and outside consultants with a weighted average exercise price of $7.24. The 52,000 stock options issued during 2017 are still outstanding and 13,500 stock options have vested as of December 31, 2017.

The fair values of stock options granted were estimated using the Black-Scholes option-pricing model with the following assumptions for the years ended December 31:

	2017	2016
Risk free rates	2.07%	.98%
Expected life (in years)	2 – 7	3 – 7
Expected volatility	48%	38%
Dividend yield	0.66%	0%

Weighted Average grant date fair value per share	$0.61	$1.87

25

Daxor Corporation

Notes to Financial Statements

December 31, 2017

13. Stock Options - (continued)

The details of employee option activity for the year ended December 31, 2017 is as follows:

	Number of Shares	Weighted Average Exercise Price
Outstanding and Exercisable, January 1, 2017	55,050	$9.08
Granted	52,000	7.24
Cancelled	(8,835)	9.33
Expired	(3,000)	10.21
Outstanding at December 31,2017	95,215	$8.01

The following tables summarize information concerning currently outstanding and exercisable options at December 31, 2017:

Range of Exercise Prices	Number Outstanding at December 31, 2017	Weighted Average Remaining Contractual Life at December 31, 2017	Weighted Average Exercise Price at December 31, 2017
Below - $9.52	95,215	3.80 years	$8.01

Range of Exercise Prices	Number Exercisable at December 31, 2017	Weighted Average Exercise Price at December 31, 2017
Below - $9.52	34,336	$8.95

14. Commitment

On January 20, 2016, the Company signed a new lease which commences on January 22, 2016 and expires on June 30, 2021 for 3,112 square feet of office space in New York City. The Company has a one-time right under the new lease to exercise “Tenant’s Termination Right” by giving notice to “Landlord” not earlier than March 1, 2018 and no later than June 1, 2018 to terminate the new lease effective as of May 31, 2019. The Company’s prior lease for office, laboratory and storage space expired on December 31, 2015. As part of the new lease, the prior lease was extended through March 31, 2016 under the same terms and conditions in order to facilitate an orderly transition to the new office space. The Company received a payment of $275,000 in 2016 from the landlord as consideration for vacating the prior storage spaces by January 10, 2016. The Rent Commencement Date under the new lease was June 22, 2016.

Assuming the Company does not exercise their one-time right to terminate the lease as of May 31, 2019, the future minimum lease payments exclusive of future cost of living and tax escalation increases are $732,876:

26

Daxor Corporation

Notes to Financial Statements

December 31, 2017

14. Commitment – (Continued)

Period Covered:	Number of Months	Commitment
January 1, 2018 through December 31, 2018	12	202,280
January 1, 2019 through December 31, 2019	12	208,504
January 1, 2020 through December 31, 2020	12	214,728
January 1, 2021 through June 30, 2021	6	107,364
Total Commitment		$732,876

The rent expense is allocated to and reflected in the Operating Division’s results of operations which are not a part of these financial statements.

15. Fees Payable to Directors

There are no fees payable to members of the Board of Directors at December 31, 2017.

16. Contingency

Idant Labs, a wholly owned subsidiary of the Company is currently defending against a civil complaint in Federal District Court in the State of Illinois in relation to the sale of anonymous donor semen that allegedly led to the birth of two children with alleged autism. The Company, previously a named defendant, filed and won a motion to dismiss the case on a variety of grounds. Management is of the opinion that the plaintiff’s claims are without merit. Management is also of the opinion that a reserve against assets regarding this claim is not appropriate at this time.

17. Recently Issued Accounting Pronouncement

There have been no recent accounting pronouncements that are deemed relevant to the Company. We are evaluating the most recent guidance concerning FASB’s ASU 2016-02 – Leases (Topic 842) and are preparing to implement starting in fiscal year 2019.

18. Subsequent Events

The Company has evaluated subsequent events through the filing date of the financial statements. Based upon this evaluation, the Company has the following items to disclose: the 2012 and 2013 New York State audits were finalized on January 31, 2018 for an additional tax and interest due of $1,787 and $904 respectively.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of

Daxor Corporation

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Daxor Corporation (the “Company”), as of December 31, 2017, and the related statements of operations, changes in net assets, cash flows, financial highlights and the related notes for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017, and the results of its operations and its cash flows for the year ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Company’s auditor since 2016.

New York, NY

February 27, 2018

28

Daxor Corporation

Supplemental Data

General

Investment Products Offered

●	Are not FDIC Insured
●	May Lose Value
●	Are Not Bank Guaranteed

The investment return and principal value of an investment in Daxor Corporation will fluctuate in part as the prices of the individual securities in which it invests fluctuate, so that your shares, when sold, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of Daxor and Daxor’s operating business carefully before investing. For a free copy of the Company’s definitive prospectus (when available), which contains this and other information, call the Company at 1-212- 330-8500 .

This shareholder report must be preceded or accompanied by the Company’s prospectus for individuals who are not current shareholders of the Company.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to the Company’s portfolio securities, as well as information relating to portfolio securities during the 12 month period ended December 31, 2017 (i) is available, without charge and upon request, by calling 1-212-330-8500; and (ii) on the U.S. Securities and Exchange Commission’s website.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all investment companies file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. The Company’s Form N-Q for March 31, 2017, and September 30, 2017 reporting portfolio securities held by the Company, are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

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Daxor Corporation

Privacy Policy

The Company and Your Personal Privacy-

Daxor Corporation is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

What Kind of Non-Public Information do we Collect About you if you Become a Shareholder?

Daxor Corporation does not collect non-public information about our shareholders.

What Information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers of our operating division to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect Your Personal Information?

We restrict access to non-public personal information about our customers or former customers to the people who need to know that information in order to perform their jobs or provide services to you. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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Daxor Corporation

About the Corporation’s Directors and Officers

The Corporation is governed by a Board of Directors that meets to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Corporation’s directors are independent of Daxor Corporation.; the only “inside” directors is an officer and a director of Daxor Corporation. The Board of Directors elects the Corporation’s officers, who are listed in the table. The business address of each director and officer is 350 Fifth Avenue, Suite 4740, New York, NY 10118.

Independent Directors

Name Date of Birth Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
James Lombard December 26, 1934 1989	Director of Administrative Services Division, New York City Council (Retired) No Directorships
Martin S. Wolpoff September 25, 1942 1989	Educational Consultant, Director Administration Community School District (Retired) No Directorships
Edward Feuer June 15, 1955 2016	Partner, Feuer & Orlando, LLP No Directorships
Bernhard Saxe, Esq. November 2, 1938 2008	Partner, Foley & Lardner LLP (retired 02/04) Registered Patent Attorney No Directorships

Inside Directors

Name Date of Birth Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies

Michael Feldschuh November 6, 1969 2013	President and CEO of Daxor Corporation No Directorships

Jonathan Feldschuh September 1, 1964 2017	Chief Scientific Officer of Daxor Corporation No Directorships

Officers

Name Date of Birth Title	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies

John Wilkens March 30, 1961 Chief Financial Officer	Chief Financial Officer of Daxor Corporation, appointed May 15, 2017. No Directorships

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 1-212-330-8500.

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Daxor Corporation

December 31, 2017

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions for the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is available on the Company’s website at http://www.daxor.com/wp-content/uploads/2014/10/DAXOR-CORPORATION-CODE-OF-ETHICS.pdf

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Edward Feuer is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit Services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-Related Services” refer to the assurance and related services by the principal accountant in order to assure the Company is in compliance with Rule 17f-2 under the Investment Company Act of 1940. “Tax Services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for past fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Year Ended December 31, 2017
Audit Services	$55,000
Audit-Related Services	20,000
Tax Services	15,500
Total Fees and Services	$90,500

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

There were no fees billed for tax services or other non-audit services by our auditors during the reporting period that required pre-approval by the Audit Committee.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee. The members are: Edward Feuer, James A. Lombard and Martin S. Wolpoff.

ITEM 6. SCHEDULE OF INVESTMENTS

Included herein under Item 1.

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Daxor Corporation

December 31, 2017

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Daxor Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. We recognize that a company’s management is entrusted with the day to day operations of the company, as well as long term strategic planning, subject to the oversight of the company’s board of directors. Our guidelines are based on the belief that a company’s shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

Due to the nature of our business and our size, it is unlikely that conflicts will arise in our voting of proxies of public companies. We do not engage in investment banking nor we do we have private advisory clients. In the highly unlikely event that a conflict of interest does arise on a proxy voting issue, we will defer that vote to our independent directors.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Since Daxor does not have a portfolio manager, the Chief Executive Officer of the Company manages Daxor’s portfolio.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

For information related to share repurchases, see Footnote 11 in the Notes to Financial Statements in the Annual Report for the year ended December 31, 2017.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the company’s Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) within 90 days of this report. Deficiencies in the registrant’s disclosure controls and procedures were not adequately designed and operating effectively to ensure that information required to be disclosed by the registrant in the reports it files or submits under the 1940 Act and Securities Exchange Act of 1934 was recorded, processed, summarized and reported in a timely fashion within the time periods specified in the Securities and Exchange Commission’s rules and forms. Management has taken corrective steps to resolve these matters so that future reporting may take place within the specified time frame of the 1940 Act.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting other than the above mentioned corrective steps to improve the timeliness of financial reports as required under the 1940 Act.

ITEM 12. EXHIBITS.

(a)(2) A separate certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing.

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